UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2016

Exactus, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	27-1085858
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4870 Sadler Rd, Suite 300, Glen Allen, VA 23060
(Address of principal executive offices)

(804) 205-5036
(Issuer’s telephone number)

____________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01
Other Events.

As previously disclosed, Exactus, Inc. (the “Company”) issued an additional 500,000 shares of common stock (the “Shares”) in December 2016 to IRTH Communications, LLC (“IRTH”, and together with the Company, the “Parties”) pursuant to an addendum to a services agreement and in consideration of certain additional services, including telemarketing and investor outreach services, to be provided by IRTH. On February 22, 2017, the Parties agreed that IRTH would not provide the additional services and the Shares were returned to the Company and retired.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exactus, Inc.
Dated: February 24, 2017	/s/ Philip J. Young
Philip J. Young CEO